Exhibit 99.1

                 Citrix Reports Third Quarter Earnings
   Results; Year-over-year Quarterly Revenue Growth of 21%; Diluted Earnings Per Share of $0.23; Adjusted Diluted Earnings Per Share of
                                $0.29

    FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--Oct. 19, 2005--Citrix
Systems, Inc. (NASDAQ:CTXS), the global leader in access infrastructure solutions, today reported financial results for its third quarter of fiscal 2005 ended September 30, 2005.

    Financial Results

    In the third quarter of fiscal 2005, Citrix achieved revenue of $226.9 million, compared to $187.6 million in the third quarter of fiscal 2004, representing 21 percent revenue growth.

    GAAP Results

    Net income for the third quarter of fiscal 2005 was $41.0 million or $0.23 per diluted share - which includes a $7.0 million expense charge for in-process research and development associated with the NetScaler acquisition - compared to net income of $38.4 million or $0.22 per diluted share, for the third quarter of fiscal 2004.

    Non-GAAP Results

    Net income, adjusted to exclude the effects of amortization of intangible assets, amortization of deferred stock-based compensation and in-process research and development, was $52.2 million for the third quarter of fiscal 2005 or $0.29 per diluted share, compared to $42.3 million or $0.24 per diluted share, in the comparable period last year.
    "Our third quarter results were excellent," said Mark Templeton, president and chief executive officer for Citrix. "Good momentum drove solid growth in revenue, adjusted earnings per share and cash flow.
    "We saw strong performance and accelerating momentum from our new products, especially with our online services, gateways and application networking product lines. The results indicate that customers are finding our much broader portfolio of products and services to be the most compelling set of access infrastructure solutions on the market.
    "We just kicked off the fourth quarter with Citrix iForum, explaining our vision for access to a record number of customers and previewing new technologies and capabilities. The excitement and interest was high, and we look forward to capitalizing on the momentum generated at iForum in the coming quarters."

    Q3 Financial Summary

    In reviewing the third quarter results of 2005:

    -- The Americas region grew revenue 18 percent; the EMEA region grew 14 percent, and the Pacific region grew 11 percent compared to the third quarter of 2004.

    -- Product license revenue increased 10 percent compared to the third quarter of 2004.

    -- Online services contributed $26.2 million of revenue, up 86 percent year over year on a GAAP basis and 63 percent when considering purchase accounting adjustments compared to the third quarter of 2004.

    -- Revenue from license updates grew 20 percent compared to the third quarter of 2004.

    -- Technical services revenue, which is comprised of consulting, education and technical support, grew 30 percent compared to the third quarter of 2004.

    -- Deferred revenue totaled $255 million compared to $202 million in the third quarter of 2004.

    -- Operating margin was 20 percent for the quarter; adjusted operating margin was 27 percent for the quarter excluding the effects of amortization of intangible assets, amortization of deferred stock-based compensation, and the write off of in-process research and development related to business combinations.

    -- Cash flow from operations was over $76 million, compared to $62 million in the third quarter of 2004. This brings total trailing twelve months cash flow from operations to $295 million.

    -- In its stock repurchase activity, the company repurchased 3.4 million shares of its common stock at an average net price per share of $23.99. The company has over $100 million remaining under the current repurchase authorization.

    Financial Outlook for Fourth Quarter 2005

    Citrix management offers the following guidance for the fourth quarter of 2005.

    -- Net revenue is expected to be in the range of $243 million to $251 million.

    -- Total adjusted operating expenses are expected to increase 7 percent to 8 percent sequentially.

    -- GAAP diluted earnings per share is expected to be in the range of $0.25 to $0.27, and diluted earnings per share adjusted to exclude the effects of amortization of intangible assets and amortization of deferred stock-based compensation is expected to be in the range of $0.30 to $0.32.

    The above statements are based on current expectations. These statements are forward-looking and actual results may differ materially.

    Financial Outlook for Fiscal Year 2005

    Citrix management offers the following guidance, which includes the impact of the NetScaler acquisition, for the fiscal year 2005.
    The company expects net revenue to be in the range of $883 million to $891 million. The company expects GAAP diluted earnings per share to be in the range of $0.85 to $0.87, and adjusted diluted earnings per share to be in the range of $1.10 to $1.12. Adjusted diluted earnings per share excludes the effects of amortization of intangible assets, amortization of deferred stock-based compensation, the write down of in-process research and development and tax provision related to the repatriation of foreign earnings under the American Jobs Creation Act (AJCA).
    The above statements are based on current expectations. These statements are forward-looking and actual results may differ materially.

    Company, Product and Alliance Highlights

    During the third quarter 2005, Citrix:

    -- Received Microsoft's Global ISV Partner of the Year Award for 2005. In the three years that Microsoft has bestowed this award, Citrix won the top honor in 2003 and 2005, and was a finalist in 2004.

    --  Announced the general availability of Citrix Access
        Essentials(TM), specifically developed, packaged and priced to bring secure application virtualization and efficient centralized management of information resources within easy reach of small and mid-sized businesses.

    -- Announced powerful new tools in Citrix(R) GoToMeeting(TM) 2.0 for conducting online meetings, training sessions and group presentations with fast, secure and reliable on-demand performance.

    -- Completed the acquisition of privately held NetScaler Inc., strengthening Citrix's customer value proposition by improving the performance of any application delivered through the Citrix Access Platform.

    -- Announced the validation of the integration of Citrix Access Suite(TM) version 4.0 with Oracle's JD Edwards EnterpriseOne version 8.11.

    Conference Call Information

    Citrix will host a conference call today at 4:45 p.m. ET to discuss its financial results, quarterly highlights, and business outlook. The call will include a slide presentation and participants are encouraged to listen to and view the presentation via webcast at http://www.citrix.com/investors.
    The conference call may also be accessed by dialing: 706-634-0155 or 888-799-0519 using passcode: CITRIX. A replay of the webcast can be viewed by visiting the Investor Relations section of the Citrix corporate Web site at http://www.citrix.com/investors for approximately thirty days. In addition, an audio replay of the conference call will be available through October 21, 2005, by dialing 800-642-1687 or 706-645-9291 (passcode required: 9780020).

    About Citrix

    Citrix Systems, Inc. (Nasdaq:CTXS) is the global leader and most trusted name in on-demand access. More than 160,000 organizations around the world use the Citrix Access Platform to provide the best possible access experience to any application for any user. Citrix customers include 100% of the Fortune 100 companies and 98% of the Fortune Global 500, as well as hundreds of thousands of small businesses and individuals. Citrix has approximately 6,200 channel and alliance partners in more than 100 countries. Citrix annual revenues in 2004 were $741 million. Learn more at http://www.citrix.com.

    For Citrix Investors

    This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by management, the statements contained in the Financial Outlook for Fourth Quarter 2005, Financial Outlook for Fiscal Year 2005 and in the reconciliation of non-GAAP financial measures to comparable U.S. GAAP measures concerning management's forecast of revenues and earnings per share, statements regarding existing and new products and services, and management's plans, objectives and strategies, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the success of the company's product lines, the company's product concentration and its ability to develop and commercialize new products and services, the success of investments in foreign operations and vertical and geographic markets, the company's ability to successfully integrate the operations and employees of acquired companies, and the possible failure to achieve anticipated revenues and profits from acquisitions, the company's ability to maintain and expand its core business in large enterprise accounts, the company's ability to attract and retain small sized customers, the size, timing and recognition of revenue from significant orders, the effect of new accounting pronouncements on revenue and expense recognition, the company's reliance on and the success of the company's independent distributors and resellers for the marketing and distribution of the company's products and the success of the company's marketing and licensing programs, increased competition, changes in the company's pricing policies or those of its competitors; management of operations and operating expenses, charges in the event of the impairment of assets acquired through business combinations and licenses, the management of anticipated future growth and the recruitment and retention of qualified employees, competition and other risks associated with the market for our Web-based access, training and customer assistance products, as well as risks of downturns in economic conditions generally; political and social turmoil, and the uncertainty in the IT spending environment and other risks detailed in the company's filings with the Securities and Exchange Commission. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

    Use of Non-GAAP Financial Measures

    In our earnings release, conference call, slide presentation or webcast, we may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure are included in this press release after the condensed consolidated financial statement and can be found on the Investor Relations page of the Citrix corporate Web site at http://www.citrix.com/investors.

    Citrix(R), Citrix Access Suite(TM), Citrix iForum(TM), GoToMeeting(TM) and Citrix Access Essentials(TM) are trademarks of Citrix Systems, Inc. and/or one or more of its subsidiaries, and may be registered in the U.S. Patent and Trademark Office and in other countries. All other trademarks and registered trademarks are property of their respective owners.


                         CITRIX SYSTEMS, INC.

              Condensed Consolidated Statements of Income
           (In thousands, except per share data - unaudited)

                                  Three Months Ended Nine Months Ended
                                      September 30,    September 30,
                                      2005    2004     2005     2004
                                  -----------------------------------
Revenues:
  Product licenses                  $97,262 $88,455 $279,304 $263,597
  License updates                    84,511  70,406  242,141  196,284
  Services                           45,174  28,717  118,621   67,309
                                  ------------------------------------
            Total net revenues      226,947 187,578  640,066  527,190

Cost of revenues:
  Cost of product license
  revenues                            4,828     853    8,473    3,022
  Cost of services revenues           6,611   4,543   16,521   11,535
  Amortization of core and
  product technology                  4,477   3,379   11,488   10,011
                                  ------------------------------------
             Total cost of
              revenues               15,916   8,775   36,482   24,568

Gross margin                        211,031 178,803  603,584  502,622

Operating expenses:
  Research and development           27,055  21,832   78,522   63,043
  Sales, marketing and support       96,092  82,612  282,521  237,544
  General and administrative         31,755  26,142   89,119   78,730
  Amortization of other
   intangible assets                  3,147   1,894    7,538    4,493
  Amortization of deferred
   stock-based
       compensation                   1,189      --    1,386       --
  In-process research and
      development                     7,000      --    7,000   18,700
                                  ------------------------------------
            Total operating
             expenses               166,238 132,480  466,086  402,510
                                  ------------------------------------
Income from operations               44,793  46,323  137,498  100,112
Write-off of deferred debt
 issuance costs                          --      --       --   (7,219)
Other income, net                     5,570   3,307   15,641    8,382
                                  ------------------------------------
Income before income taxes           50,363  49,630  153,139  101,275

Income taxes                          9,410  11,182   45,740   22,027
                                  ------------------------------------
Net income                          $40,953 $38,448 $107,399  $79,248
                                  ====================================

Earnings per share - diluted          $0.23   $0.22    $0.61    $0.46
                                  ====================================
Weighted average shares
 outstanding - diluted              178,210 172,870  176,441  173,911
                                  ====================================
Adjusted net income                 $52,240 $42,320 $142,058 $110,524
                                  ====================================
Adjusted earnings per share -
 diluted                              $0.29   $0.24    $0.81    $0.64
                                  ====================================

Note: See accompanying reconciliation of non-GAAP financial measures to comparable U.S. GAAP measures (unaudited).


                         CITRIX SYSTEMS, INC.

                 Condensed Consolidated Balance Sheets
                      (In thousands - unaudited)

                                            September 30, December 31,
                                                 2005         2004
                                            --------------------------
ASSETS:
Cash and cash equivalents                       $508,231      $73,485
Short-term investments                                --      159,656
Accounts receivable, net                         111,130      108,399
Other current assets                              75,198       85,040
                                            --------------------------
     Total current assets                        694,559      426,580

Restricted cash equivalents and
     investments                                  63,742      149,051
Long-term investments                             51,347      183,974
Property and equipment, net                       70,061       69,281
Goodwill and other intangible assets, net        714,890      448,624
Other long-term assets                            19,675        8,574
                                            --------------------------
     Total assets                             $1,614,274   $1,286,084
                                            ==========================

LIABILITIES AND
STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses           $160,055     $131,287
Current portion of deferred revenues             239,271      210,872
                                            --------------------------
     Total current liabilities                   399,326      342,159

Long-term debt                                    75,000           --
Long-term portion of deferred revenues            16,223       14,271
Other liabilities                                  1,328        4,749

Stockholders' equity                           1,122,397      924,905
                                            --------------------------
     Total liabilities and stockholders'
      equity                                  $1,614,274   $1,286,084
                                            ==========================


                         CITRIX SYSTEMS, INC.

            Condensed Consolidated Statement of Cash Flows
                      (In thousands - unaudited)

                                                       Nine Months
                                                     Ended September
                                                        30, 2005
                                                   -------------------
OPERATING ACTIVITIES
Net Income                                                   $107,399
Adjustments to reconcile net income to net cash
 provided by operating activities:
   Amortization and depreciation                               34,871
   Amortization of deferred stock-based
    compensation                                                1,386
   In-process research and development                          7,000
   Provision for accounts receivable allowances                 4,144
   Tax benefit related to the exercise of non-
    statutory stock options and disqualifying
      dispositions of incentive stock options                  19,306
   Other non-cash items                                          (136)
                                                   -------------------
               Total adjustments to reconcile net
                income to net cash provided by
                operating
                         activities                            66,571
   Changes in operating assets and liabilities:
                Accounts receivable                               963
                Prepaid expenses and other current
                 assets                                         3,678
                Other assets                                      211
                Deferred tax assets, net                       (3,475)
                Accounts payable and accrued
                 expenses                                      17,745
                Deferred revenues                              24,861
                Other liabilities                              (2,952)
                                                   -------------------
                Total changes in operating assets
                 and liabilities                               41,031
                                                   -------------------
Net cash provided by operating activities                     215,001

INVESTING ACTIVITIES
Net proceeds from sales, maturities and purchases
 of available-for-sale investments                            373,814
Cash paid for acquisition, net of cash acquired              (137,770)
Purchases of property and equipment                           (16,699)
                                                   -------------------
Net cash provided by investing activities                     219,345

FINANCING ACTIVITIES
Proceeds from issuance of common stock                         60,933
Net proceeds from term loan and revolving credit
 facility                                                      75,000
Cash paid under stock repurchase programs                    (135,533)
                                                   -------------------
Net cash provided by financing activities                         400
                                                   -------------------
Change in cash and cash equivalents                           434,746
Cash and cash equivalents at beginning of period               73,485
                                                   -------------------

Cash and cash equivalents at end of period                   $508,231
                                                   ===================


    Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

    We utilize certain non-GAAP financial measures to evaluate our performance. We consider these measures important indicators of our success. In addition, Citrix provides these non-GAAP measures of the company's performance to investors to enable them to, among other things, better compare Citrix's most recent results of operations against financial models prepared by the company's investors and securities analysts, and to provide additional information concerning the impact of business acquisitions on Citrix's results of operations. These measures should not be considered an alternative to measurements required by accounting principles generally accepted in the United States ("GAAP") such as net income and earnings per share and should not be considered measures of our liquidity. In addition, our non-GAAP financial measures may not be comparable to similar measures reported by other companies.
    The following tables reconcile non-GAAP financial measures used in this release to the most comparable GAAP measure for the respective periods (in thousands, except for per share information and percentages):


                         CITRIX SYSTEMS, INC.

     RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME
      TO THE NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME
           (In thousands, except per share data - unaudited)

                   Three Months Ended          Three Months Ended
                   September 30, 2005          September 30, 2004
               -------------------------------------------------------
                GAAP  Adjustments Non-GAAP  GAAP Adjustments Non-GAAP
               -------------------------------------------------------
Revenues:
   Product
    licenses   $97,262      --    $97,262   $88,455     --   $88,455
   License
    updates     84,511      --     84,511    70,406     --    70,406
   Services     45,174      --     45,174    28,717     --    28,717
               -------------------------------------------------------
Total net
 revenues      226,947      --    226,947   187,578     --   187,578

Cost of
 revenues:
   Cost of
    product
    license
    revenues     4,828      --      4,828       853     --       853
   Cost of
    services
    revenues     6,611      --      6,611     4,543     --     4,543
   Amortization
    of core and
    product
    technology   4,477  (4,477)A       --     3,379 (3,379)A      --
               -------------------------------------------------------
Total cost of
 revenues       15,916  (4,477)    11,439     8,775 (3,379)    5,396

Gross margin   211,031   4,477    215,508   178,803  3,379   182,182

Operating
 expenses:
   Research and
    development 27,055      --     27,055    21,832     --    21,832
   Sales,
    marketing
    and support 96,092      --     96,092    82,612     --    82,612
General and
 administrative 31,755      --     31,755    26,142     --    26,142
   Amortization
    of other
    intangible
    assets       3,147  (3,147)A       --     1,894 (1,894)A      --
   Amortization
    of deferred
    stock-based
compensation     1,189  (1,189)B      --        --      --        --
In-process
 research and
 development     7,000  (7,000)C      --        --      --        --
               -------------------------------------------------------
 Total
  operating
  expenses     166,238 (11,336)   154,902   132,480 (1,894)  130,586
               -------------------------------------------------------
Income from
 operations     44,793  15,813     60,606    46,323  5,273    51,596
Other income,
 net             5,570      --      5,570     3,307     --     3,307
               -------------------------------------------------------
Income before
 income taxes   50,363  15,813     66,176    49,630  5,273    54,903


Income taxes     9,410   4,526D    13,936    11,182  1,401E   12,583
               -------------------------------------------------------
Net Income     $40,953  11,287    $52,240   $38,448 $3,872   $42,320
               =======================================================

Earnings per
 common share -
 diluted         $0.23   $0.06      $0.29     $0.22  $0.02     $0.24
               =======================================================
Weighted
 average shares
 outstanding -
 diluted       178,210            178,210   172,870          172,870
               =======================================================

A - To exclude the effects of the amortization of core and product technology and other intangible assets primarily related to business combinations.

B - To exclude the effect of amortization of deferred stock-based compensation.

C - To exclude the effect of the write off of in-process research and development related to business combinations.

D - To exclude the tax effects of amortization of core and product technology and other intangible assets, the amortization of deferred stock-based compensation and the write off of in-process research and development related to business combinations.

E - To exclude the tax effects of amortization of core and product technology and other intangible assets.


                          CITRIX SYSTEMS, INC.

     RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME
       TO THE NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME
           (In thousands, except per share data - unaudited)


                  Nine Months Ended            Nine Months Ended
                 September 30, 2005           September 30, 2004
            ----------------------------------------------------------
              GAAP   Adjustments Non-GAAP   GAAP  Adjustments Non-GAAP
            ----------------------------------------------------------
Revenues:
Product
 licenses   $279,304        --   $279,304 $263,597       --  $263,597
   License
    updates  242,141        --    242,141  196,284       --   196,284
   Services  118,621        --    118,621   67,309       --    67,309
            ----------------------------------------------------------
Total net
 revenues    640,066        --    640,066  527,190       --   527,190

Cost of
 revenues:
Cost of
 product
 license
 revenues      8,473        --      8,473    3,022       --     3,022
Cost of
 services
 revenues     16,521        --     16,521   11,535       --    11,535
Amortization
 of core and
 product
 technology   11,488    (11,488)A     --    10,011  (10,011)A      --
            ----------------------------------------------------------
Total cost
 of revenues  36,482    (11,488)  24,994    24,568  (10,011)   14,557

Gross margin 603,584     11,488  615,072   502,622   10,011   512,633

Operating
 expenses:
Research and
 development  78,522        --    78,522    63,043       --    63,043
Sales,
 marketing
 and support 282,521        --   282,521   237,544       --   237,544
General and
 admini-
strative      89,119        --    89,119    78,730       --    78,730
Amortization
 of other
 intangible
 assets        7,538     (7,538)A     --     4,493   (4,493)A      --
Amortization
 of deferred
 stock-based
compensation   1,386     (1,386)B     --        --       --        --
In-process
 research
 and
 development   7,000     (7,000)C     --    18,700  (18,700)C      --
            ----------------------------------------------------------
Total
 operating
 expenses    466,086    (15,924)  450,162  402,510  (23,193)  379,317
            ----------------------------------------------------------
Income from
 operations
Income from
 operations  137,498      27,412  164,910  100,112    33,204   133,316
Write-off of
 deferred
 debt
 issuance
 costs            --        --         --   (7,219)    7,219D      --
Other
 income, net  15,641        --     15,641    8,382       --     8,382
            ----------------------------------------------------------
Income
 before
 income
 taxes       153,139     27,412   180,551  101,275    40,423  141,698

Income taxes  45,740     (7,247)E  38,493   22,027     9,147F  31,174
            ----------------------------------------------------------
Net Income  $107,399    $34,659  $142,058  $79,248   $31,276 $110,524
            ==========================================================

Earnings per
 common
 share -
 diluted       $0.61      $0.20     $0.81    $0.46     $0.18    $0.64
            ==========================================================
Weighted
 average
 shares
 outstanding
 - diluted   176,441              176,441  173,911            173,911
            ==========================================================

A - To exclude the effects of the amortization of core and product technology and other intangible assets primarily related to business combinations.

B - To exclude the effect of amortization of deferred stock-based compensation.

C - To exclude the effect of the write-off of in-process research and development related to business combinations.

D - To exclude the effect of the write-off of deferred debt issuance costs due to the redemption of the Company's convertible subordinated debentures.

E - To exclude the tax effect of amortization of core and product technology and other intangible assets, the amortization of deferred stock-based compensation, the write-off of in-process research and development related to business combinations and the tax provision related to the repatriation of foreign earnings under the AJCA.

F - To exclude the tax effect of amortization of core and product technology and other intangible assets, the write-off of in-process research and development related to business combinations and the write-off of deferred debt issuance costs.


                       Forward-looking Guidance
             for the Three Months Ended December 31, 2005
----------------------------------------------------------------------

                                               Earnings Per Share
                                                 Range - Diluted
                                           ---------------------------

U.S. GAAP measure                                $0.25 to $0.27

Adjustments to exclude the effects of
 amortization of intangible assets and
 amortization of deferred stock-based
 compensation                                        $0.05
                                           ---------------------------

Adjusted figures                                 $0.30 to $0.32
                                           ===========================


                       Forward-looking Guidance
                for Fiscal Year Ended December 31, 2005
----------------------------------------------------------------------

                                               Earnings Per Share
                                                 Range - Diluted
                                           ---------------------------

  U.S. GAAP measure                             $0.85 to $0.87

  Adjustments to exclude the effects of
   amortization of intangible assets,
   amortization of deferred stock-based
   compensation, the write-off of in-
   process research and development, and
   the tax provision related to the
   repatriation of foreign earnings
   related to the AJCA                              $0.25
                                           ---------------------------

  Adjusted figures                              $1.10 to $1.12
                                           ===========================



    CONTACT: Citrix Systems, Inc., Fort Lauderdale
             Eric Armstrong, 954-267-2977
             eric.armstrong@citrix.com
             or
             A&R Partners
             Eric Jones, 212-905-6154
             ejones@arpartners.com
             or
             Investor Inquiries
             Citrix Systems, Inc.
             Jeff Lilly, 954-267-2886
             jeff.lilly@citrix.com